                                                                    NEWS RELEASE
[SUBURBAN PROPANE LOGO]                                Contact: Robert M. Plante
                                        Vice President & Chief Financial Officer
                                           P.O. Box 206, Whippany, NJ 07981-0206
                                                             Phone: 973-503-9252
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FOR IMMEDIATE RELEASE
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       SUBURBAN PROPANE PARTNERS, L.P. TO HOLD FISCAL 2004 SECOND QUARTER
                             RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, APRIL 8, 2004 -- Suburban Propane Partners, L.P.
(NYSE:SPH), a marketer of propane gas, heating oil and related products and services nationwide, announced today that it has scheduled its Fiscal 2004
Second Quarter Conference Call for Thursday, April 22, 2004 at 9:00 AM Eastern
Time.

Analysts, investors and other interested parties are invited to listen to management's discussion of Fiscal 2004 second quarter results and business outlook by accessing the call via the internet at www.suburbanpropane.com, or by telephone as follows:

                             Phone #: (888) 428-4471
                Ask for: Suburban Propane Fiscal Year 2004 Second
                         Quarter Results Conference Call

In addition, a replay of the conference call will be available from 4:00 PM
Thursday, April 22, until 11:59 PM Friday, April 23, 2004 and can be accessed by dialing (800) 475-6701, Access Code 725474. The replay will also be available via Suburban's web site until Thursday, April 29, 2004.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey,
Suburban has been in the customer service business since 1928. The Partnership serves the energy needs of approximately 1,100,000 residential, commercial, industrial and agricultural customers through more than 400 customer service centers in 35 states.